UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement.

[  ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[x] Definitive Proxy Statement.

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to § 240.14a-12.

The Timothy Plan

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[  ] Fee paid previously with preliminary materials:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

The Timothy Plan

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

December 26, 2024

Dear Shareholder:

As a Fund shareholder in one of the following funds:

Timothy Plan Conservative Growth Fund	Timothy Plan Fixed Income Fund
Timothy Plan Strategic Growth Fund	Timothy Plan High Yield Bond Fund
Timothy Plan Large/Mid Cap Value Fund	Timothy Plan US Large/Mid Cap Core ETF
Timothy Plan Large/Mid Cap Growth Fund	Timothy Plan US Large/Mid Cap Core Enhanced ETF
Timothy Plan Small Cap Value Fund	Timothy Plan US Small Cap Core ETF
Timothy Plan Small/Mid Cap Growth Fund	Timothy Plan Market Neutral ETF
Timothy Plan Growth & Income Fund	Timothy Plan International ETF
Timothy Plan Israel Common Values Fund	Timothy Plan High Dividend Stock Enhanced ETF
Timothy Plan International Fund	Timothy Plan High Dividend Stock ETF
Timothy Plan Defensive Strategies Fund

You are invited to attend a special shareholder meeting (the “Meeting”) of The Timothy Plan (the “Trust”), which will be held at the offices of the Trust, located at 1055 Maitland Center Commons, Maitland, FL 32751, on January 30, 2025, at 9:00 AM Eastern Time.

The purpose of the Meeting is to seek shareholder approval of the election of twelve nominees to the Board of Trustees (the “Board”) of the Trust. As discussed below, seven of the nominees currently serve as Trustees of the Trust. Five additional nominees have been recommended by the Board to join as Trustees, subject to shareholder approval.

You are being asked to elect each of the following twelve individuals as Trustees of the Trust: Mathew D. Staver, Dale A. Bissonette, Richard W. Copeland, Deborah Honeycutt, John C. Mulder, Abraham M. Rivera, Alan M. Ross, Kenneth Blackwell, Shelly Nahrstedt, Theron Holladay, Anthereca Lane and Brian Mumbert.

Messrs. Staver, Bissonette, Copeland, Mulder, Rivera, Ross and Dr. Honeycutt currently serve as Trustees of the Trust. Mr. Blackwell, Ms. Nahrstedt, Mr. Holladay, Dr. Lane and Mr. Mumbert do not currently serve on the Board, although Mr. Blackwell did previously serve on the Board. The Governance Committee, made up solely of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has recommended to the Board, and the Board has unanimously nominated, Mr. Blackwell, Ms. Nahrstedt, Mr. Holladay, Dr. Young and Mr. Mumbert, to join the Board as Trustees. If elected, Mr. Staver and Mr. Mumbert would serve as interested Trustees and the remaining nominees would serve as Independent Trustees.

Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. In May 2024, the Trust’s Board of Trustees received a letter of resignation from a long-serving Trustee. In considering whether the Board could appoint a replacement Trustee without a shareholder vote, the Board determined that, prior to the Trustee’s resignation, seven of twelve Trustees had been elected by shareholders, one fewer than the two-thirds required by Section 16(a). Following the Trustee’s resignation, only six of the remaining eleven Trustees (or 55%) had been elected by shareholders. Following this determination, two of the appointed Trustees voluntarily resigned, bringing the Board back into compliance with Section 16(a). At a meeting held November 22, 2024, the Board voted to ratify all the actions taken by the Board during the period that the Board was not in compliance with Section 16(a). In addition, the Board has determined that it would be appropriate to hold this Meeting of Trust shareholders to elect twelve Trustees, including those who are currently serving as Trustees.

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The Board believes these actions are prudent so that the entire Board will have been elected by shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

The full Board of Trustees has unanimously approved these nominations and believes it is in the best interests of the Trust and its shareholders. The Board recommends that you vote in favor of the election of the nominees.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the nominees. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting. If you have any questions regarding the proposal or how to vote, please call our proxy solicitation firm, Okapi Partners LLC, toll-free at 877-259-6290. Representatives are available to take your call Monday through Friday 9:00 a.m. to 8:00 p.m., Eastern time.

Thank you for your continued support.

Sincerely,

/s/ Arthur D. Ally

Arthur D. Ally

President

The Timothy Plan

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

●	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON January 30, 2025

The Timothy Plan

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

December 26, 2024

Dear Shareholder:

As a Fund shareholder in one of the following funds:

Timothy Plan Conservative Growth Fund	Timothy Plan Fixed Income Fund
Timothy Plan Strategic Growth Fund	Timothy Plan High Yield Bond Fund
Timothy Plan Large/Mid Cap Value Fund	Timothy Plan US Large/Mid Cap Core ETF
Timothy Plan Large/Mid Cap Growth Fund	Timothy Plan US Large/Mid Cap Core Enhanced ETF
Timothy Plan Small Cap Value Fund	Timothy Plan US Small Cap Core ETF
Timothy Plan Small/Mid Cap Growth Fund	Timothy Plan Market Neutral ETF
Timothy Plan Growth & Income Fund	Timothy Plan International ETF
Timothy Plan Israel Common Values Fund	Timothy Plan High Dividend Stock Enhanced ETF
Timothy Plan International Fund	Timothy Plan High Dividend Stock ETF
Timothy Plan Defensive Strategies Fund

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Trust will be held on January 30, 2025, at 9:00 AM Eastern Time. at the offices of the Trust, 1055 Maitland Center Commons, Maitland, FL 32751. At the Meeting, shareholders of the Funds will be asked to act upon the following Proposals, which are more fully described in the accompanying Proxy Statement dated December 26, 2024:

PROPOSAL 1: To approve of the election of twelve Trustees, each to serve until his or her successor is elected and qualified.

PROPOSAL 2: If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposals.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Board has fixed the close of business on December 20, 2024, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board and each series of the Trust named above. Please read the enclosed Proxy Statement for a full discussion of the Proposals.

By order of the Board of Trustees of the Trust

/s/ Arthur D. Ally

Arthur D. Ally

Chairman

December 26, 2024

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

The Timothy Plan

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

PROXY STATEMENT

December 26, 2024

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON January 30, 2025

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of The Timothy Plan (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Trust and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of the Trust, 1055 Maitland Center Commons, Maitland, FL 32751 on January 30, 2025, at 9:00 AM Eastern Time.

PROPOSAL 1: To approve of the election of twelve Trustees, each to serve until his or her successor is elected and qualified.

PROPOSAL 2: If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposals.

Shareholders of record at the close of business on the record date, December 20, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after January 2, 2025.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on December 16, 1993. The Trust currently consists of 19 separate series. Shareholders of each Fund in the Trust and of each class of each Fund are being solicited to vote on the proposal together. Following is a list of the current Funds in the Trust being solicited to vote on the proposal:

Timothy Plan Conservative Growth Fund	Timothy Plan Fixed Income Fund
Timothy Plan Strategic Growth Fund	Timothy Plan High Yield Bond Fund
Timothy Plan Large/Mid Cap Value Fund	Timothy Plan US Large/Mid Cap Core ETF
Timothy Plan Large/Mid Cap Growth Fund	Timothy Plan US Large/Mid Cap Core Enhanced ETF
Timothy Plan Small Cap Value Fund	Timothy Plan US Small Cap Core ETF
Timothy Plan Small/Mid Cap Growth Fund	Timothy Plan Market Neutral ETF
Timothy Plan Growth & Income Fund	Timothy Plan International ETF
Timothy Plan Israel Common Values Fund	Timothy Plan High Dividend Stock Enhanced ETF
Timothy Plan International Fund	Timothy Plan High Dividend Stock ETF
Timothy Plan Defensive Strategies Fund

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Financial statements for the Funds comprising the Trust are included in Annual Reports of each Fund, which are mailed to shareholders. Shareholders may obtain copies of the applicable Annual Report or Semi-Annual Report free of charge by writing the Trust c/o Timothy Partners, Ltd., 1055 Maitland Center Commons, Maitland, Florida 32751, or by calling toll-free number at (800) 846-7526.

PROPOSAL 1 – ELECTION OF TRUSTEES TO THE BOARD

The Board currently has nine members: Arthur D. Ally, Mathew D. Staver, Dale A. Bissonette, Richard W. Copeland, Deborah Honeycutt, John C. Mulder, Scott Preissler Ph.D., Abraham M. Rivera and Alan M. Ross. All except Mr. Ally and Mr. Preissler are currently nominees for shareholder consideration.

At a meeting of the Governance Committee held on December 6, 2024, the Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the 1940 Act, recommended that Kenneth Blackwell, Shelly Nahrstedt, Theron Holladay, Anthereca Lane and Brian Mumbert be nominated for election as additional Trustees of the Trust. As indicated under “Trustees and Officers” below, Kenneth Blackwell, Shelly Nahrstedt, Theron Holladay, Anthereca Lane and Brian Mumbert each have considerable business experience that the Board believes would enhance the Board’s ability to oversee the operations of the Trust.

Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board to fill a vacancy only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Currently, six of the nine Trustees have been elected by shareholders. Therefore, the Board believes it is prudent and in the best interests of the Trust for the shareholders to now vote to approve all the nominees so that all members of the Board will have been elected by the shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

Required Vote

The election of the nominees will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to vote for or to withhold your vote for each nominee on a one vote-per-share basis without differentiation between the separate Funds (or classes). The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate, assuming a quorum is present. In essence, this means that the twelve nominees for election receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board of the Trust. The nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. If for any reason the nominees become unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Board recommends that the Trust’s shareholders elect the nominees as Trustees of the Trust.

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OTHER BUSINESS

Interested Trustee

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Mathew D. Staver[1] 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	19
	Principal occupation during THE past Five years		directorships held by trustee
	An attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

1.	Mr. Staver is an “interested” Trustee, as defined in the 1940 Act, because he has a limited partnership interest in TPL.

INTERESTED Trustee NOMINEE

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Brian S. Mumbert[1] 1055 Maitland Center Commons Maitland, FL Born: 1978	None	N/A	N/A
	Principal occupation during THE past Five years		directorships held by trustee Nominee
	Vice President and Regional Sales Executive of Timothy Partners, Ltd. (“TPL”), the investment Adviser and principal underwriter to each Fund.		None

1.	Mr. Mumbert is an “interested” Trustee, as defined in the 1940 Act, because of his positions with and financial interests in TPL. Mr. Mumbert is also the son-in-law of Mr. Ally, President of the Trust, and is married to Cheryl Mumbert, a Vice President of the Trust.

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Independent Trustees

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Dale A. Bissonette 1055 Maitland Center Commons Maitland, FL Born: 1958	Trustee	Indefinite; Trustee since 2020	19
	Principal occupation during THE past Five years		directorships held by trustee
	President and Chief Executive Officer (“CEO”), Good Place Holdings, a Christian Centered Business Holding Company.		None
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	Retired. Associate Professor of Law Stetson University. Retired Principal of Copeland & Covert, Attorneys at Law, specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida and LLM Taxation from the University of Miami.		None
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Deborah Honeycutt, M.D. 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	19
	Principal occupation during THE past Five years		directorships held by trustee
	Dr. Honeycutt is a licensed physician currently serving at Kaiser Permanente under the auspices of CompHealth, CEO of Minority Health Services in Atlanta, and as a volunteer at Atlanta Morning Center pregnancy resource center. Prior to that she practiced at CenterWell Senior primary care and at Chickasaw Nation Medical Center in Oklahoma. Dr. Honeycutt received her B.S, M.A, and M.D. at the University of Illinois.		None
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	President of WaterStone (FKA the Christian Community Foundation and National Foundation) from 2001 to 2022.		Director for Waterstone since 2022

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Abraham M. Rivera 1055 Maitland Center Commons Maitland, FL Born: 1969	Trustee	Indefinite; Trustee since 2020	19
	Principal occupation during THE past Five years		directorships held by trustee
	Pastor / President, for La Puerta Life Center, Inc., a Florida corporation.		Director, for La Puerta Life Center, Inc., a Florida corporation.
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	19
	Principal occupation during THE past Five years		directorships held by trustee
	Founder and CEO Kingdom Companies founded in 2000. President of the Electric Power Reliability Alliance (EPRA), a nonprofit serving industrial, commercial and grid-edge electrical reliability practitioners, retired 2020. CEO and Managing Editor APC Media since 2000.		None

INDEPENDENT Trustee NOMINEES

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL Born: 1948	None.	Previously served from 2011 to 2020 and from 2022-2024.	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Self-Employed Independent Public Policy Consultant.		Public Interest Legal Foundation; National Rifle Association; Law Enforcement Legal Defense Fund; American Constitution Rights Union.

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Shelly Nahrstedt 1055 Maitland Center Commons Maitland, FL Born: 1961	None.	N/A	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, Viking Mutual Funds (2020 – present). Director of Financial Fund administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019).		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Theron R. Holladay Sr. 1055 Maitland Center Commons Maitland, FL Born: 1961	None.	N/A	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	President (since 2010) CEO and Board Member of Parkway Advisors (2001-present).		Directors Foundation (2014-present). Abilene Cultural Affairs Council (2015-2023)
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Anthereca E. Lane, M.D. 1055 Maitland Center Commons Maitland, FL Born: 1961	None.	N/A	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Owner of Lane Women’s Health on Demand, LLC (2018-present). Member of Women’s Services Medical Staff at Good Samaritan Hospital (2022-present).		Board of Directors of YMCA Powel Crosley.

PRINCIPAL EXECUTIVE OFFICERS

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Arthur D. Ally 1055 Maitland Center Commons Maitland, FL Born: 1942	President, Treasurer	President since 1997 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. CEO and general partner of Timothy Partners, Ltd. (“TPL”), the investment Adviser and principal underwriter to each Fund. CFI is also TPL’s managing general partner.		N/A
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Terry Covert 1055 Maitland Center Commons Maitland, FL Born: 1947	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Compliance Officer and General Counsel for the Adviser, Timothy Partners, Ltd; Partner, Copeland Covert & Smith PLLC, law firm.		N/A
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Cheryl Mumbert 1055 Maitland Center Commons Maitland, FL Born: 1970	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Marketing Officer for Adviser, Timothy Partners, Ltd.		N/A
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
David D. Jones 1055 Maitland Center Commons Maitland, FL Born: 1957	Chief Compliance Officer	Since 2004, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
David James 225 Pictoria Drive Cincinnati, Ohio 45246 Born: 1970	Secretary	Secretary since 2023, Assistant Secretary 2022-2023, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	As Executive Vice President, Chief Legal and Risk Officer at Ultimus Fund Solutions, since 2018; Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department -2009 to 2018.		N/A
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Deryk Jones 4221 North 203rd St. Suite 100 Elkhorn, NE 68022 Born: 1988	AML Officer	AML Officer since 2022, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Compliance Analyst since March 2018		N/A

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Trustee's experience, qualifications, attributes, or skills, both on an individual and combined basis with those of the other Trustees, lead the Board of Trustees to conclude that they are qualified to serve on the Board. The Board of Trustees believes that the Trustees' ability to review critically, evaluate, question and discuss the information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Board of Trustees also considers the contributions each Trustee can make to the Board and the Trust a valuable asset.

As described in the table above, the current Independent Trustees have served as such for a considerable period of time, which has provided them with knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee:

Mathew Staver served as Dean of Liberty University School of Law and is the founder and chairperson of Liberty Counsel. Mr. Staver has argued before the United States Supreme Court and brings his extensive legal background to the Board.

Dale A. Bissonette is the President of Good Place Holdings, a Christian Centered Business holding Company. Mr. Bissonette adds diverse business skills and experience to the Board.

Richard Copeland is a retired Associate Professor from Stetson University School of Business Administration. Retired Principal of Copeland & Covert, Attorneys at Law specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida, and LLM Taxation from the University of Miami.

Deborah Honeycutt is a physician practicing in the Atlanta, GA, area. Dr. Honeycutt has experience in managing and directing health clinics and as a family medical practitioner and brings extensive business experience, as well as experience in the health care sector, to the Board.

John Mulder is the executive director of Waterstone, a charitable remainder trust custodian that serves persons across the United States. Mr. Mulder brings proficiency in taxation and the skills he has acquired in managing a national organization.

Pastor Abraham M. Rivera is the recipient of various honors and awards for his work in the community, including the United States Congressional Award for Hispanic Leadership. He is currently on the teaching staff of St. Thomas University. Mr. Rivera is the Pastor / President / Director for the La Puerta Life Center, Inc. in Florida.

Alan Ross is an entrepreneur specializing in corporate turn-around ventures and currently serves as the president of the Electric Power Reliability Alliance (EPRA). Mr. Ross offers the Board the wealth of knowledge he has gained in his experiences as a manager/owner of numerous companies.

References to the experience, qualifications, attributes, or skills of the Trustees are pursuant to the requirements of the Securities and Exchange Commission. They do not indicate that the Board or any Trustee has special expertise or experience, and shall not impose any greater responsibility or liability on such Trustee or the Board by reason thereof.

Information about each Nominee’s Qualification, Experience, Attributes or Skills

Kenneth Blackwell brings his vast experience and unique perspective gained as the former mayor of Cincinnati, Ohio, and also served as former Secretary of State for Ohio. Mr. Blackwell was an overseas ambassador, author, and celebrated business entrepreneur. Mr. Blackwell has also previously served as an independent trustee of the Trust.

Shelly Nahrstedt served as Chief Operating Officer of a mutual fund transfer agent and as a director of a mutual fund administrator. She also served as treasurer of numerous mutual funds. Ms. Nahrstedt brings her fund accounting experience to the Board.

Theron Holladay currently serves as a financial professional providing advice to the insurance industry at a firm which integrates biblical principles. Mr. Holladay offers the Board his insurance investment and accounting experience.

Anthereca Lane is a physician and entrepreneur practicing in the Cincinnati, Ohio area. Dr. Lane brings extensive business and health care experience from running her own medical practice and digital women’s health service to the Board.

Brian Mumbert has served for the last 19 years in varying roles as regional sales executive of Timothy Partners, Ltd., serving as Vice President for the past 12 years. Mr. Mumbert brings his leadership, relational, and sales experience to the Board.

BOARD STRUCTURE

The Board is responsible for overseeing the management and operations of the Trust and the Funds.

The Board has two standing committees: the Audit Committee and the Governance Committee. The members of each Committee are not “interested” persons of the Trust (as defined in the 1940 Act).

The Audit Committee consists of Messrs. Bissonette – Chairman, Mulder and Copeland. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; acting as a liaison between the independent auditors and the full Board. The Audit Committee meets twice during each calendar year. The Audit Committee Charter is provided in Exhibit A to this Proxy Statement.

The Governance Committee consists of Messrs. Rivera – Chairman, Ross and Bissonette and Mrs. Honeycutt. The Governance Committee is responsible for overseeing the composition of the Board, the qualifications and independence of its members, compensation, education, the Trustees’ annual “self-assessment” and other governance matters, as well as the succession of Board members. The Committee meets on an as-needed basis and currently does not accept recommendations from shareholders regarding nominees. The Committee was established in February 2024. The Governance Committee Charter is provided in Exhibit B to this Proxy Statement.

The Independent Trustees have engaged independent legal counsel to advise on regulatory compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged a Chief Compliance Officer (“CCO”) responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly on any material compliance items that have arisen. Annually, they provide the Board with a comprehensive compliance report outlining the effectiveness of the Trust’s compliance policies and procedures and those of its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically, the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;
●	Assess how Trust personnel monitor and evaluate risks;
●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs and
●	Consider economic, industry, and regulatory developments and recommend changes to the Trust’s compliance programs to meet new regulations or industry developments.

Under normal circumstances, the Board meets in person quarterly. It holds four regular meetings annually to consider and act upon matters involving the Trust and the Funds. The Board also may hold special meetings to address matters arising between regular meetings. Beginning in March 2020, the Trustees may conduct quarterly meetings telephonically in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting would be ratified, as required by the SEC’s relief, at a later in-person meeting. The Independent Trustees also regularly meet outside management and are advised by legal counsel. These meetings may take place in person or by telephone. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Trust management. The Board has determined that its committee structure helps ensure that the Funds have effective and independent governance and oversight. Given the Adviser’s sponsorship of the Trust, that investors have selected the Adviser to provide overall management to the Funds. The Board reviews its structure regularly and believes that its leadership structure, including having at least two thirds Independent Trustees, coupled with the responsibilities undertaken by Mr. Ross as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information from fund management to the Independent Trustees.

The Board recognizes that it is impossible to identify all risks that may affect a Fund or to develop processes, procedures, and controls to eliminate or mitigate every occurrence or effect. The Board may change how it conducts its risk oversight role at any time and at its discretion.

Trustees Compensation

Compensation was paid by the Trust to the Independent Trustees during the past calendar year as set forth in the table below.

The following tables indicate the compensation received by each Trustee from the Funds covered in this SAI and from the Fund Complex for the last calendar year ended December 31, 2023. As of December 31, 2023, there were 19 funds in the Timothy Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees. During the year ended December 31, 2023, Ms. Nahrstedt, Mr. Holladay and Dr. Lane did not receive compensation from the Trust because they did not serve as a Trustee during that period.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUNDS(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS
Interested Trustees
Mathew D. Staver	$0	$0	$0	$0
Independent Trustees
Dale A. Bissonette	$8,000	$0	$0	$8,000
Kenneth Blackwell	$6,000	$0	$0	$6,000
Richard W. Copeland	$8,000	$0	$0	$8,000
Deborah Honeycutt	$8,000	$0	$0	$8,000
John C. Mulder	$6,000	$0	$0	$6,000
Abraham M. Rivera	$8,000	$0	$0	$8,000
Alan M. Ross	$8,000	$0	$0	$8,000

(1)	The proportionate amount of Trustee fees allocable to the ETF’s are paid by the Adviser.

Trustee Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, nominee for Trustee and officer in the Trust as of a recent practicable date. If a series of the Trust is not listed, no Trustee, nominee or officer owned any shares of such Fund as of this date. The Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund in the Trust.

Name of Trustee(1)	Fund	Dollar Range of Equity Securities each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by a Director in the Timothy Plan Family of Funds
Interested Trustees
Mathew D. Staver
	Small Cap Value	50,001 - 100,000
	Large/Mid Cap Value	Over 100,000
	Large/Mid Cap Growth	Over 100,000
	Small/Mid Cap Growth	Over 100,000
	Defensive Strategies	10,001 - 50,000
	Israel Common Values	10,001 - 50,000
	Growth & Income	10,001 - 50,000
	US Large/Mid Cap Core ETF	10,001 - 50,000
	High Dividend Stock ETF	10,001 - 50,000
	US Small Cap Core ETF	10,001 - 50,000
	International ETF	10,001 - 50,000
	Market Neutral ETF	1 - 10,000
Over 100,000
Independent Trustees
Dale A. Bissonette	None	None	None
Richard W. Copeland
	Large/Mid Cap Growth	Over 100,000
	Small/Mid Cap Growth	50,001 - 100,000
	Large/Mid Cap Value	50,001 - 100,000
Over 100,000
Deborah Honeycutt	None	None	None
John C. Mulder
	Defensive Strategies Fund	Over 100,000
	International	Over 100,000
	Large/Mid Cap Value	Over 100,000
Over 100,000
Abraham M. Rivera	None	None	None
Alan M. Ross	None	None	None
Trustee Nominees
Kenneth Blackwell	None	None	None
Shelly Nahrstedt	None	None	None
Theron Holladay	None	None	None
Anthereca Lane	None	None	None
Brian Mumbert
	Israel Common Values Fund	1 – 10,000
1-10,000

(1)	Trustees, for their services to the Funds, may purchase Class A shares at NAV; commissions normally charged on A share purchases are waived.

GENERAL INFORMATION

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Investment Adviser, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. The Trust has engaged the proxy solicitation firm of Okapi Partners LLC who will be paid approximately $63,586.33, plus out-of-pocket expenses, for their services, which includes the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of printing and mailing by the Funds. Additionally, the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by the shareholders for the Mutual Funds and all related legal and solicitation expenses will be paid by the Adviser for the ETF Funds.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please write to the Trust at 1055 Maitland Center Commons, Maitland, FL 32751 or call Toll Free 800-846-7526.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Attn: Secretary, The Timothy Plan, c/o, 1055 Maitland Center Commons, Maitland, FL 32751, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting. Approval of the election of any nominee shall be by a plurality of the votes cast at the Special Meeting (all Funds of the Trust voting together as a single class) at which a quorum is present. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For the purposes of determining the presence of a quorum and counting votes on the Proposal, shares of the Funds represented by abstentions will be counted as present, but not as votes cast for or against a proposal at the Special Meeting. Therefore, abstentions may have the same effect as a vote “against” the Proposal. It is the Trust’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will have discretionary authority to vote any Fund shares held beneficially by their customers on the single matter expected to be presented at the Special Meeting, there are unlikely to be any “broker non-votes” at the Special Meeting.  Broker non-votes would otherwise have the same effect as abstentions (that is, broker non-votes would be treated as if they were votes against the Proposal).

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against any of the Proposal. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”. A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Other Business

The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special shareholder meeting of the Trust should send such proposals to The Timothy Plan, Attn: Secretary, The Timothy Plan c/o 1055 Maitland Center Commons Boulevard, Maitland, FL 32751. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the proxy solicitation for such meeting is made.

Annual and Semi-Annual Reports

The most recent annual and semi-annual reports to shareholders of the Funds will be provided to shareholders at no cost. To request a report, please call us toll-free at (800) 846-7526 or write to us at 1055 Maitland Center Commons Boulevard, Maitland, FL 32751.

Shareholder Communications

Fund shareholders may send communications to the Board of Trustees as follows: The Timothy Plan, Attn: Secretary, c/o The Timothy Plan, 1055 Maitland Center Commons Boulevard, Maitland, FL 32751.

The number of votes eligible to be cast at the Special Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Exhibit C to this Proxy Statement.

INVESTMENT ADVISERS AND FUND INFORMATION

Each Fund’s investment adviser/sub-adviser are as follows:

Fund	Adviser/Sub-Adviser
Timothy Plan Strategic Growth Fund Timothy Plan Conservative Growth Fund	Adviser: Timothy Partners, Ltd. 1055 Maitland Center Commons Boulevard Maitland, FL 32751

The Timothy Plan US Small Cap Core ETF

Timothy Plan US Large/Mid Cap Core ETF

Timothy Plan High Dividend Stock ETF

Timothy Plan International ETF

Timothy Plan US Large/Mid Cap Core Enhanced ETF

Timothy Plan High Dividend Stock Enhanced ETF

Timothy Plan Market Neutral ETF

Adviser: Timothy Partners, Ltd. 1055 Maitland Center Commons Boulevard Maitland, FL 32751 Sub-Adviser: Victory Capital Management, Inc. 15935 La Cantera Parkway San Antonio, TX 78256
Timothy Plan Large/Mid Cap Growth Fund Timothy Plan Small/Mid Cap Growth Fund	Adviser: Timothy Partners, Ltd. 1055 Maitland Center Commons Boulevard Maitland, FL 32751 Sub-Adviser: Chartwell Investment Partners 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312
Timothy Plan International Fund	Adviser: Timothy Partners, Ltd.

Timothy Plan Israel Common Values Fund	1055 Maitland Center Commons Boulevard Maitland, FL 32751 Sub-Adviser: Eagle Global Advisors, LLC 1330 Post Oak Blvd., Suite 300 Houston, TX 77056
Timothy Plan Large/Mid Cap Value Fund Timothy Plan Small Cap Value Fund	Adviser: Timothy Partners, Ltd. 1055 Maitland Center Commons Boulevard Maitland, FL 32751 Sub-Adviser: Westwood Management Corp. 200 Crescent Court, Suite 1200 Dallas, TX 75201
Timothy Plan Defensive Strategies Fund

Adviser: Timothy Partners, Ltd.

1055 Maitland Center Commons Boulevard

Maitland, FL 32751

Sub-Adviser: Chilton Capital Management, LLC

1177 West Loop South, Suite 1750

Houston, TX,

Sub-Adviser: CoreCommodity Management, LLC

680 Washington Boulevard, 11th Floor

Stamford, CT 06901

Sub-Adviser: Barrow, Hanley, Mewhinney and Strauss, LLC
2200 Ross Avenue, 31st Floor

Dallas, TX 75201

Timothy Plan Fixed Income Fund Timothy Plan High Yield Bond Fund Timothy Plan Growth & Income Fund	Adviser: Timothy Partners, Ltd. 1055 Maitland Center Commons Boulevard Maitland, FL 32751 Sub-Adviser: Barrow, Hanley, Mewhinney and Strauss, LLC 2200 Ross Avenue, 31st Floor Dallas, TX 75201

The Administrator for the series that are operated as ETFs is Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219. The Administrator and Transfer Agent for the series that are operated as mutual funds is Ultimus Fund Solutions, LLC, 4221 N. 203rd St, Suite 100, Elkhorn, NE 68022.

The Distributor for the series that are operated as ETFs is Foreside Distributors, 3 Canal Plaza, Suite 100, Portland, ME 04101. The Distributor for the series that are operated as mutual funds is Timothy Partners, Ltd. ("TPL"), 1055 Maitland Center Commons, Maitland, FL 32751

The Custodian for the series that are operated as ETFs is Citibank, N.A., 388 Greenwich Street, New York, NY 10013. The Custodian for the series that are operated as mutual funds is U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 serves as the independent registered public accounting firm for all of the series of the Trust. Upon recommendation of the Trust’s Audit Committee, the Board has selected Cohen as the independent registered public accounting firm to audit and certify the Trust’s financial statements for each Fund’s most recent and current fiscal year. Representatives of Cohen will not be present at the Meeting.

Audit Fees

For each Fund’s two most recent fiscal years ended in 2022 and 2023, aggregate fees billed by Cohen for the audit of the Funds’ annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those two fiscal years were $303,350 and $303,250, respectively.

Audit-Related Fees

Cohen did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years ended in 2022 and 2023, which are not set forth under “Audit Fees” above.

Tax Fees

Cohen prepared each Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2022 and 2023. Aggregate fees billed to the Trust by Cohen for professional services for tax compliance, tax advice, and tax planning were $54,000 and $54,000, respectively. All of these fees were required to be approved by the Audit Committee.

All Other Fees

Cohen neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2022 and 2023, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Cohen, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For each Fund’s two most recent fiscal years ended in 2022 and 2023, Cohen did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

EXHIBIT A

TIMOTHY PLAN

Audit Committee Charter

The Audit Committee of the Board of Trustees of the Timothy Plan (the “Trust”), having been formed by the Board in fulfillment of the Board’s fiduciary responsibilities under applicable state and federal law, hereby adopts the following Charter to govern its activities and set forth its general powers and responsibilities.

1.	The Audit Committee shall be composed entirely of independent trustees, at least one member of which shall qualify as a “Financial Expert”, as such term is defined in the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the Securities and Exchange Commission (the “Commission”). A Chairman of the Audit Committee shall be chosen by majority vote of the Committee’s members who shall serve until such time as his successor is duly elected and qualified.

2.	The purposes of the Audit Committee are:

(a)	to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Trust’s financial statements and the independent audits thereof; and

(c)	to act as a liaison between the Trust’s independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to select, retain or terminate auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Trust’s investment adviser, and to receive the auditors’ specific representations as to their independence;

(b)	to meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

(c)	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors and to approve or reject such proposals;

(d)	to investigate allegations of misconduct by persons affiliated with the Trust relating to the financial activities of the Trust, including allegations involving principal executive and financial officers of the Trust, and to impose appropriate sanctions for such misconduct;

(e)	to review and approve the fees charged by the auditors for audit and non-audit services;

(f)	to investigate improprieties or suspected improprieties in Trust operations;

(g)	to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(h)	to perform such other duties and powers as may be required pursuant to law or delegated pursuant to other rules, procedures or policies of the Trust, or as requested by the full Board of Trustees.

4.	The Committee shall meet at such times as it determines.

5.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust or an appropriate Fund of the Trust.

EXHIBIT B

TIMOTHY PLAN

Governance Committee Charter

Purpose

The purposes of the Governance Committee (“the Committee”) are: (1) to identify individuals qualified to become Board members and to recommend that the Board select particular Trustee nominees: (2) to oversee annually the evaluation of the Board, this Committee and management of other committees of the Funds; and (3) to assist the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Funds.

Committee Composition

The Committee shall be composed of three or more members of the Board of Trustees of the Funds, none of whom shall be an “interested person” (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”). One member of the Committee shall serve as Chairperson. The Board shall select the members of the Committee. Other Trustees of the Funds, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

Board Nominations/Independence

1.	The Committee shall recommend to the Board Trustee nominees for election at the next meeting of the Fund’s shareholders, as required. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board, as the case may be. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board’s size, composition and structure.

2.	Persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act or such other interpretations and rules and regulations adopted in connection therewith. The Committee shall also review the composition of the Board to ensure that at least two-thirds of the Trustees are not interested persons. With respect to such consideration of nominees and existing Trustees, the Committee shall carefully evaluate their independence from any investment adviser, principal underwriter or other principal service provider to the Funds (and any affiliate thereof). The Committee shall also take into consideration any affiliations disclosed in the then current registration statement for the Funds and any person whom the Committee considers to be unlikely to exercise an appropriate degree of independence as a result of: (a) a material business or professional relationship with any Fund, its investment advisers or principal underwriter (or any of their affiliated persons); or (b) a close familial relationship with any natural person who is an investment adviser or principal underwriter (or any of their affiliated persons). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of any existing or prospective Independent Trustee. It shall consult with counsel to the Funds concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees.

3.	In assessing the qualifications of an existing or potential candidate for Independent Trustee membership on the Board, the Committee shall consider such other factors as it may deem relevant.

Committee Nominations and Responsibilities

1.	The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

2.	The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including: (i) committee members qualifications (including, without limitation, “financial expert” status); (ii) committee member appointment and removal; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board. In the event of any vacancies on or additions to any committee, the Committee shall evaluate the qualifications of candidates and make recommendations on membership on any committee of the Board.

Other Powers and Responsibilities

1.	The Committee shall meet as necessary in connection with any vacancy on or addition to the Board (or Committee) and otherwise from time to time as it deems appropriate, but no less frequently than annually, to perform its responsibilities. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities.

3.	The Committee shall annually review the sufficiency of the retainer and fees paid to each member of the Board and to the members of the several Committees. If the Committee finds the retainer or fees to be not appropriate in light of the Board’s and Committees’ responsibilities, it will make a recommendation to the Board.

4.	The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

5.	The Committee shall prepare and maintain minutes of its meetings and provide copies thereof to the Board within a reasonable period of time following each meeting.

6.	The Chairperson shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee.

7.	The Committee shall handle any other matters assigned to the Committee by the Board.

EXHIBIT C

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each Fund.

Fund	Shares Outstanding
Timothy Plan Conservative Growth Fund	3,630,899
Timothy Plan Strategic Growth Fund	3,444,589
Timothy Plan Large/Mid Cap Value Fund	15,169,496
Timothy Plan Large/Mid Cap Growth Fund	17,819,312
Timothy Plan Small Cap Value Fund	10,055,067
Timothy Plan Small/Mid Cap Growth Fund	6,234,255
Timothy Plan Growth & Income Fund	1,706,903
Timothy Plan Israel Common Values Fund	1,937,604
Timothy Plan International Fund	13,863,298
Timothy Plan Defensive Strategies Fund	5,293,178
Timothy Plan Fixed Income Fund	12,490,398
Timothy Plan High Yield Bond Fund	22,104,519
Timothy Plan US Large/Mid Cap Core ETF	6,150,000
Timothy Plan US Large/Mid Cap Core Enhanced ETF	2,750,000
Timothy Plan US Small Cap Core ETF	4,300,000
Timothy Plan Market Neutral ETF	1,750,000
Timothy Plan International ETF	4,250,000
Timothy Plan High Dividend Stock Enhanced ETF	2,600,000
Timothy Plan High Dividend Stock ETF	6,550,000

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent of the outstanding shares of each share class of each Fund and of the Trust as a whole. As of the close of business on the Record Date, the following persons were considered to be Principal Holders within the Trust, i.e., the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund’s outstanding shares. Since the economic benefit of investing in an ETF is passed through to the underlying investors of the record owners of 25% or more of such ETF’s shares, these record owners are not considered the beneficial owners of such ETF;s shares or control persons of such ETF. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Fund	Percentage of Class	Name & Address
Timothy Plan Conservative Growth Fund
Class A	13.95%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
	7.55%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	10.78%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	7.95%	CONSTELLATION TRUST CO CUST FBO/RONNIE L FIGGINS IRA 3513 LOBO TRAIL TEMPLE, TX 76502

Fund	Percentage of Class	Name & Address
	6.80%	CONSTELLATION TRUST CO CUST FBO/ROBIN MILLER IRA 9440 S COYOTE LN NORTH PLATTE, NE 69101
	5.48%	CONSTELLATION TRUST CO CUST FBO/ANDREA KRAZEISE 403B SANFORD CRISIS PREGNANCY CENTER 32 MADERA RD DEBARY, FL 32713
	5.05%	CONSTELLATION TRUST CO CUST FBO/RONNIE L FIGGINS IRA 3513 LOBO TRAIL TEMPLE, TX 76502
Class I	42.31%	CONSTELLATION TRUST CO CUST FBO/DANIEL R ORONA 403B GOOD SHEPHERD BIBLE CHURCH 12251 WASHINGTON BLVD APT 528 WHITTIER, CA 90606
	25.17%	CONSTELLATION TRUST CO CUST FBO/SAMUEL GAMBOA JR 403B GOOD SHEPHERD BIBLE CHURCH 5439 TREE SPARROW CT JARUPA VALLEY, CA 91752
	21.14%	CONSTELLATION TRUST CO CUST FBO/SUSAN OLEA 403B GOOD SHEPHERD BIBLE CHURCH 1325 PARKSIDE DR WEST COVINA, CA 91792
	10.59%	CONSTELLATION TRUST CO CUST FBO/SHARON GAMBOA 403B GOOD SHEPHERD BIBLE CHURCH 5439 TREE SPARROW CT JARUPA VALLEY, CA 91752
Timothy Plan Strategic Growth Fund
Class A	8.59%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	6.81%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
Class C	7.93%	CONSTELLATION TRUST CO CUST FBO/JAMES HOYT TEETER R/O IRA PO BOX 309 OAKBORO, NC 28129

Fund	Percentage of Class	Name & Address
	7.88%	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105
	5.60%	CONSTELLATION TRUST CO CUST FBO/PETER C WYSE IRA 411 BURCH FARM DR. BROCKPORT, NY 14420
Class I	99.88%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
Timothy Plan Large/Mid Cap Value Fund
Class A	14.09%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
	9.34%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	7.46%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	5.34%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
Class C	8.70%	AMERICAN ENTERPRISE INV SVCS/A/C 7875-4860 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402
Class I	28.46%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	20.68%	AMERICAN ENTERPRISE INV SVCS/A/C 4346-7291 707 2ND AVE SOUTH MINNEAPOLIS, MN 55402
	19.35%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	12.61%	MUTUAL FUND OPERATIONS FBO PROJECT NATIONAL 95 CHRISTOPHER COLMBUS DR JERSEY CITY NJ 07302-2978

Fund	Percentage of Class	Name & Address
	11.07%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
Timothy Plan Large/Mid Cap Growth Fund
Class A	22.09%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
	6.99%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	6.57%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
Class C	10.98%	AMERICAN ENTERPRISE INV SVCS/A/C 4790-3949 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402
Class I	43.78%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	17.84%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	15.20%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	8.58%	AMERICAN ENTERPRISE INV SVCS/A/C 5627-9491 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402
	7.45%	MUTUAL FUND OPERATIONS FBO PROJECT NATIONAL 95 CHRISTOPHER COLMBUS DR JERSEY CITY NJ 07302-2978
Timothy Plan Small Cap Value Fund
Class A	8.89%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS

Fund	Percentage of Class	Name & Address
	5.81%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
	5.67%	NFS LLC FEBO/FRANCIS COREY 8418 DERBY CT SPRINGFIELD VA 22151
Class C	10.68%	AMERICAN ENTERPRISE INV SVCS/A/C 3638-3121 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402
Class I	33.93%	AMERICAN ENTERPRISE INV SVCS/A/C 1190-0376 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402
	19.19%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	14.66%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	11.02%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	5.39%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
Timothy Plan Small/Mid Cap Growth Fund
Class A	10.26%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
	8.24%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	6.05%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
Class C	11.12%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002

Fund	Percentage of Class	Name & Address
	7.42%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
Class I	58.57%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	20.36%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	8.78%	MUTUAL FUND OPERATIONS FBO PROJECT NATIONAL 95 CHRISTOPHER COLMBUS DR JERSEY CITY NJ 07302-2978
	6.60%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
Timothy Plan Growth & Income Fund
Class A	16.27%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
	11.93%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
Class C	9.58%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
	5.64%	CONSTELLATION TRUST CO CUST FBO/TAMARA A CAMPBELL IRA 1802 6TH ST E PALMETTO, FL 34221
	5.01%	CONSTELLATION TRUST CO CUST FBO/JAMES D HENDERSON ROTH IRA 409 N FLORMABLE ST PONCA CITY, OK 74601
Class I	28.95%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	28.29%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
	25.96%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS

Fund	Percentage of Class	Name & Address
	11.18%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
Timothy Plan Israel Common Values Fund
Class A	21.70%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	10.09%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
Class C	16.87%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	7.18%	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105
	6.92%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	5.17%	AMERICAN ENTERPRISE INV SVCS/A/C 3597-1992 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402
Class I	43.05%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	18.95%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	16.06%	AMERICAN ENTERPRISE INV SVCS/A/C 2808-1124 707 2ND AVE SOUTH MINNEAPOLIS, MN 55402
	11.79%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	8.42%	MUTUAL FUND OPERATIONS FBO PROJECT NATIONAL 95 CHRISTOPHER COLMBUS DR JERSEY CITY NJ 07302-2978

Fund	Percentage of Class	Name & Address
Timothy Plan International Fund
Class A	27.99%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	20.78%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
	6.18%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
Class C	6.07%	AMERICAN ENTERPRISE INV SVCS/A/C 5439-9689 901 SOUTH 3RD AVE MINNEAPOLIS, MN 55402
	5.17%	CONSTELLATION TRUST CO CUST FBO/KENNETH J SATORIUS IRA 1008 LANE DR PELL CITY, AL 35128
Class I	28.99%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	28.24%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	21.92%	AMERICAN ENTERPRISE INV SVCS/A/C 2042-4058 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402
	10.32%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
Timothy Plan Defensive Strategies Fund
Class A	18.91%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	9.04%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS

Fund	Percentage of Class	Name & Address
Class C	14.69%	CONSTELLATION TRUST CO CUST FBO/GARY ALEXANDER MERRILL IRA 6104 DIAMOND OAKS BAKERSFIELD, CA 93306
	13.90%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
	5.48%	RAYMOND JAMES & ASSOC INC/FBO RJ 255Y2760 880 CARILLON PARKWAY SAINT PETERSBURG FL 33716-1102808
Class I	30.01%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	26.28%	WELLS FARGO CLEARING SERVICES/A/C 2465-2025 ONE NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103
	20.29%	MUTUAL FUND OPERATIONS FBO PROJECT NATIONAL 95 CHRISTOPHER COLMBUS DR JERSEY CITY NJ 07302-2978
	12.68%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	8.27%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
Timothy Plan Fixed Income Fund
Class A	30.55%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	21.24%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
Class C	34.50%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	13.90%	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105

Fund	Percentage of Class	Name & Address
	7.08%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
Class I	66.20%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	16.61%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	7.31%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	5.03%	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002
Timothy Plan High Yield Bond Fund
Class A	39.50%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS
	14.67%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	11.69%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
Class C	14.32%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
	12.97%	AMERICAN ENTERPRISE INV SVCS/A/C 8149-0545 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402
	5.24%	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131
Class I	41.41%	CHARLES SCHWAB & CO., INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS

Fund	Percentage of Class	Name & Address
	33.20%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310
	11.30%	AMERICAN ENTERPRISE INV SVCS/A/C 5983-7413 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402
	8.44%	LPL FINANCIAL/A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091
Timothy Plan US Large/Mid Cap Core ETF	43%	CHARLES SCHWAB & CO., INC.|2423 E Lincoln Drive|Phoenix, AZ 85016-1215
	25%	NATIONAL FINANCIAL SERVICES LLC|499 Washington Blvd|Jersey City, NY 07310
	7%	PERSHING LLC|One Pershing Plaza, 14th Floor|Jersey City, NY 07399
	5%	LPL FINANCIAL LLC|4707 Executive Drive|San Diego, CA 92121
Timothy Plan US Large/Mid Cap Core Enhanced ETF	77%	U.S. BANK NATIONAL ASSOCIATION|425 Walnut St|Cincinnati, OH 45202
	9%	NATIONAL FINANCIAL SERVICES LLC|499 Washington Blvd|Jersey City, NY 07310
	6%	PERSHING LLC|One Pershing Plaza, 14th Floor|Jersey City, NY 07399
Timothy Plan US Small Cap Core ETF	42%	CHARLES SCHWAB & CO., INC.|2423 E Lincoln Drive|Phoenix, AZ 85016-1215
	18%	NATIONAL FINANCIAL SERVICES LLC|499 Washington Blvd|Jersey City, NY 07310
	18%	U.S. BANK NATIONAL ASSOCIATION|425 Walnut St|Cincinnati, OH 45202
	6%	LPL FINANCIAL LLC|4707 Executive Drive|San Diego, CA 92121
Timothy Plan International ETF	45%	CHARLES SCHWAB & CO., INC.|2423 E Lincoln Drive|Phoenix, AZ 85016-1215
	28%	NATIONAL FINANCIAL SERVICES LLC|499 Washington Blvd|Jersey City, NY 07310

Fund	Percentage of Class	Name & Address
	8%	U.S. BANK NATIONAL ASSOCIATION|425 Walnut St|Cincinnati, OH 45202
Timothy Plan High Dividend Stock ETF	28%	NATIONAL FINANCIAL SERVICES LLC|499 Washington Blvd|Jersey City, NY 07310
	26%	CHARLES SCHWAB & CO., INC.|2423 E Lincoln Drive|Phoenix, AZ 85016-1215
	11%	AMERICAN ENTERPRISE INVESTMENT SERVICES INC.|707 2nd Avenue South|Minneapolis, MN 55402
	8%	LPL FINANCIAL LLC|4707 Executive Drive|San Diego, CA 92121
	5%	PERSHING LLC|One Pershing Plaza, 14th Floor|Jersey City, NY 07399
	5%	RAYMOND JAMES & ASSOCIATES, INC|880 Carillon Parkway|St. Petersburg, FL 33716

PROXY PROXY

1055 MAITLAND CENTER COMMONS, MAITLAND, FL 32751

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the "Fund") hereby appoints David James and Cheryl Mumbert, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on January 30, 2025 at 9:00 a.m., Eastern Time, at the offices of The Timothy Plan, 1055 Maitland Center Commons, Maitland, FL 32751, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 259-6290** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/TimothyPlan2025** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

January 30, 2025